                         GUESS ?, INC. 1996 NON-EMPLOYEE
                          DIRECTORS' STOCK OPTION PLAN


1.   PURPOSE OF THE PLAN.

          The purpose of this Plan is to enable the Company to attract and retain as non-employee directors individuals with superior training, experience and ability and to provide additional incentive to such Eligible Directors by giving them an opportunity to participate in the ownership of the Company.

2.   DEFINITIONS.

          For purposes of the Plan, the following terms shall be defined as set forth below:

          "AFFILIATE" and "ASSOCIATE" have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

          "AWARD AGREEMENT" means a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase shares of Common Stock and the terms and conditions thereof.

          "BENEFICIAL OWNER" has the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.

          "BOARD" means the Board of Directors of the Company.

          "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          "COMBINED VOTING POWER" means the combined voting power of the Company's then outstanding voting securities.

          "COMMON STOCK" means the Common Stock of the Company, par value $.01 per share.

          "COMPANY" means Guess ?, Inc., a Delaware corporation, including any wholly owned subsidiary or affiliate, or any successor organization.

          "DISABILITY" means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

          "ELIGIBLE DIRECTOR" means a person who is a member of the Board and who is not an employee of the Company.

          "ELIGIBILITY DATE" means the first business day of each of the Company's fiscal years, commencing January 1, 1997, while this Plan is in effect.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "FAIR MARKET VALUE" means, on any given date, the closing price of the shares of Common Stock, as reported on the New York Stock Exchange for such date or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded; PROVIDED that if the Common Stock is not then traded on the New York Stock Exchange, Fair Market Value means the fair market value thereof as of the relevant date of determination as determined in accordance with a valuation methodology approved by the Board.

          "INCENTIVE STOCK OPTION" means any Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          "NONQUALIFIED STOCK OPTION" means any Option that is not an Incentive Stock Option.

          "OPTION" means any option to purchase shares of the Common Stock of the Company granted pursuant to this Plan.

          "OPTIONEE" means an Eligible Director who receives an Option under the Plan.

          "PERSON" means any person or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

          "PLAN" means the Guess ?, Inc. Non-Employee Directors' Stock Option Plan, as hereinafter amended from time to time.

          "RULES" means the regulations promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as amended from time to time.

          "SUBSIDIARY" means (i) any corporation which is a "subsidiary corporation" within the meaning of Section 424(f) of the Code with respect to the Company or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Board designates as a subsidiary for purposes of the Plan.

          Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.

3.   SHARES SUBJECT TO THE PLAN.

          Except as provided in Section 9, the aggregate number of shares of Common Stock that may be issued under the Plan is 500,000. Such shares may include authorized but unissued shares of Common Stock, treasury shares or a combination of both. In the event the number of shares of Common Stock issued under the Plan and the number of shares of Common Stock subject to outstanding awards equals the maximum number of shares of Common Stock authorized under the Plan, no further awards shall be made unless the Plan is amended (in accordance with the Rules, if necessary) or additional shares of Common Stock become available for further awards under the Plan. If and to the extent that Options granted under the Plan terminate, expire or are canceled without having been exercised, such shares shall again be available for subsequent awards under the Plan.

4.   ADMINISTRATION OF THE PLAN.

          (a) ADMINISTRATION. The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall be authorized to:

          (i) adopt, revise and repeal such administrative rules, guidelines and practices governing this Plan as it shall from time to time deem advisable;

          (ii) interpret the terms and provisions of the Plan and any Option issued under the Plan (and any agreements relating thereto), and otherwise settle all claims and disputes arising under the Plan;

          (iii) delegate responsibility and authority for the operation and administration of the Plan, appoint employees and officers of the Company to act on its behalf, and employ persons to assist in the fulfilling of its responsibilities under the Plan; and

          (iv) otherwise supervise the administration of the Plan; PROVIDED, HOWEVER, that the Board shall have no discretion with respect to the selection of Eligible Directors to receive Options hereunder, the number of shares of Common Stock covered by such Option or the price or timing of any Options granted hereunder; PROVIDED FURTHER that any action by the Board relating to the Plan will be taken only if approved by the affirmative vote of a majority of the directors who are not then eligible to participate under the Plan.

          (b) DELEGATION TO A COMMITTEE. The Board may delegate to a committee of the Board any or all of its authority for administration of the Plan and, if such delegation occurs, all references to the Board in this Plan shall be deemed references to the committee to the extent provided in the resolution establishing the committee.

          (c) LOANS TO OPTIONEES. The Board, in its absolute discretion, may provide that the Company loan to Optionees sufficient funds to exercise any Option and/or to pay any withholding due upon exercise of such Option. The Board shall have the authority to make such determinations at any time and shall establish repayment terms, including installments, maturity and interest rates.

5.   EFFECTIVE DATE AND TERM OF THE PLAN.

          The Plan shall be effective as of the date the Plan is approved by the Board, PROVIDED that the Plan is approved by the affirmative votes of a majority of shares of Common Stock or by written consent of a majority of shares of Common Stock. Options granted under the Plan prior to such shareholder approval shall be and are made subject to defeasance by the failure of the shareholders to approve the Plan. The Plan shall continue in effect until the earlier of
(a) ten years from the date of the first grant of Options or (b) the termination of the Plan by action of the Board. No Options shall be granted pursuant to the Plan on or after such termination date, but Options granted prior to such date may extend beyond that date. The Board shall have the right to suspend or terminate the Plan at any time except with respect to any Options then outstanding.

6.   OPTION GRANTS.

          (a) NUMBER OF OPTIONS GRANTED. The following number of Options are hereby granted to each Eligible Director under the Plan:

          (i) With respect to each person who first becomes an Eligible Director on or after the date of the Company's initial public offering of Common Stock, an Option to purchase 10,000 shares of Common Stock is granted as of the date such person first becomes an Eligible Director.

          (ii) On each Eligibility Date, with respect to each Eligible Director who has not been an employee of the Company at any time during the 12 months immediately preceding the relevant Eligibility Date, an Option to purchase 3,000 shares of Common Stock is granted to such Eligible Director.

          (b) NONQUALIFIED STOCK OPTIONS. All Options granted hereunder shall be Nonqualified Stock Options. No Option granted pursuant to this Plan may be designated as an Incentive Stock Option.

          (c) AMENDMENTS TO THIS SECTION 6. Notwithstanding any other provision of the Plan, until August 15, 1996, this Section 6 may not be amended more then once, except for amendments necessary to conform the Plan to changes in the provisions of, or the regulations relating to, the Code.

7.   TERMS AND CONDITIONS OF OPTIONS.

          (a) AWARD AGREEMENT. Each Option granted hereunder shall be evidenced by an Award Agreement containing such terms and conditions which are not inconsistent with the terms of the Plan.

          (b) OPTION PRICE. The Option price per share of Common Stock covered by an Option granted hereunder shall be 85% of the Fair Market Value of the Common Stock as of the date of grant.

          (c) OPTION TERM. The term of each Option shall be ten years. No Option shall be exercised by any person after expiration of the term of the Option.

          (d) EXERCISABILITY. Subject to Section 9(b), Options shall become exercisable with respect to one-fourth of the shares of Common Stock covered thereby on each anniversary of the date of grant. In no case may an Option be exercised as to less than 100 shares at any one time (or the remaining shares covered by the Option if less than 100) during the term of the Option. Only whole shares shall be issued pursuant to the exercise of any Option.

          (e) METHOD OF EXERCISE. Shares may be purchased or acquired pursuant to an Option granted hereunder by giving written notice of exercise to the Company, specifying the number of shares as to which the Optionee desires to exercise the Option, and containing any representations required by the Board. On or before the date specified for completion of the purchase of shares pursuant to an Option, the Optionee must have paid the Company the full purchase price of such shares in cash, certified or bank check, or other instrument acceptable to the Board. As determined by the Board in its sole discretion, payment in full or in part may also be made by tendering to the Company shares of previously acquired unrestricted Common Stock of the Company (having a Fair Market Value as of the date the Option is exercised equal to the exercise price (or such portion thereof)). Common Stock used to pay the exercise price may be shares that are already owned by the Optionee, or the Company may withhold shares of Common Stock that would otherwise have been received by the Optionee upon exercise of the Option. In its discretion, in accordance with rules and procedures established by the Board for this purpose, the Board may also permit an Optionee to exercise an Option through a "cashless exercise" procedure approved by the Board involving a broker or dealer approved by the Board, provided that the Optionee has delivered an irrevocable notice of exercise (the "NOTICE") to the broker or dealer and such broker or dealer agrees: (A) to sell immediately the number of shares of Common Stock specified in the

Notice to be acquired upon exercise of the Option in the ordinary course of its business, (B) to pay promptly to the Company the aggregate exercise price (plus the amount necessary to satisfy any applicable tax liability) and (C) to pay to the Optionee the balance of the proceeds of the sale of such shares over the amount determined under clause (B) of this sentence, less applicable commissions and fees; PROVIDED, HOWEVER, that the Board may modify the provisions of this sentence to the extent necessary to conform the exercise of the Option to Regulation T under the Exchange Act or any other applicable rules. The manner in which the exercise price may be paid may be subject to certain conditions specified by the Board, including, without limitation, conditions intended to avoid the imposition of liability against the individual under Section 16 of the Exchange Act. If requested by the Board, the Optionee shall deliver the Award Agreement evidencing an exercised Option to the Secretary of the Company, who shall endorse thereon a notation of such exercise and return such Award Agreement to the Optionee exercising the Option. No fractional shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of shares that may be purchased upon exercise shall be rounded to the nearest number of whole shares.

          (f) NON-TRANSFERABILITY. No Option granted under the Plan or any rights or interests therein may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of, except by will, or the laws of descent and distribution or pursuant to a "qualified domestic relations order" ("QDRO") as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder; PROVIDED, HOWEVER, that the Board may, subject to such terms and conditions as the Board shall specify, permit the transfer of an Option granted after August 15, 1996 to an Optionee's family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members. During the Optionee's lifetime, all Options shall be exercisable only by the Optionee or, if applicable, the "alternate payee" under a QDRO, or the family member or trust to whom such Option has been transferred in accordance with the previous sentence.

          (g) TERMINATION BY REASON OF DEATH. In the event of the death of an Optionee, any Option held by such Optionee may thereafter be exercised, to the extent exercisable on the date of death, by the legal representative of the estate or legatee of the Optionee under the will of the Optionee for a period of one year from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter, and to the extent not exercisable on the date of death, such Option shall be forfeited.

          (h) TERMINATION BY REASON OF DISABILITY. In the event of the Disability of an Optionee, any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Disability, for a period of one year from the date of such Disability or until the expiration of the stated term of such Option, whichever period is shorter, and to the extent not exercisable on the date of Disability, such Option shall be forfeited; PROVIDED, HOWEVER, that if the Optionee dies within such one-year period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

          (i) OTHER TERMINATIONS. If an Optionee ceases to be an Eligible Director for any reason other than death or Disability, any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such termination, for a period of six months from the date of such termination or the expiration of the stated term of such Option, whichever period is shorter, and to the extent not exercisable on the date of termination, such Option shall be forfeited; PROVIDED, HOWEVER, that if the Optionee dies within such six-month period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of the Option, whichever period is shorter.

8.   AMENDMENT AND TERMINATION.

          The Board may amend, alter, suspend or terminate the Plan in whole or in part at any time and from time to time; PROVIDED, HOWEVER, that, until August 15, 1996, the provisions of the Plan respecting eligibility to participate may not be amended more frequently than once, other than to comport with changes in the Code, or the Employee Retirement Income Security Act of 1974, as amended, and any rules or regulations thereunder; PROVIDED FURTHER that any amendment, alteration, suspension or termination which, under the requirements of applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted must be approved by the stockholders of the Company, shall not be effective unless and until such stockholder approval has been obtained in compliance with such law. The Board may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee's consent. Notwithstanding any provision herein to the contrary, the Board shall have broad authority to amend the Plan or any Option to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

9.   CHANGES IN CAPITAL STRUCTURE.

          (a) In the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares, (i) such proportionate adjustments as may be necessary (in the form determined by the Board in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Optionees under the Plan with respect to the aggregate number of shares of Common Stock for which awards in respect thereof may be granted under the Plan, the number of shares of Common Stock covered by each outstanding Option, and the exercise price in respect thereof and (ii) the Board may make such other adjustments, consistent with the foregoing, as it deems appropriate in its sole discretion.

          (b) In the event of a change in control of the Company, (i) all outstanding Options granted hereunder shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable, and (ii) in the case of a change in control involving a merger of, and consolidation involving, the Company in which the Company is (A) not the surviving corporation (the "SURVIVING ENTITY") or (B) becomes a wholly owned subsidiary of the Surviving Entity or parent thereof, each outstanding Option granted hereunder and not exercised (a "PREDECESSOR OPTION") shall be converted into an option (a "SUBSTITUTE OPTION") to acquire common stock of the Surviving Entity or its parent, which Substitute Option shall have substantially the same terms and conditions as the Predecessor Option, with appropriate adjustments as to the number and kind of shares and exercise prices. A
"change in control" shall be deemed to have occurred when (A) any Person
(other than (x) the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan or
(y) Maurice Marciano, Paul Marciano or Armand Marciano, or any trust established in whole or in part for the benefit of one or more of them or their family members, or any other entity controlled by one or more of them), alone or together with its Affiliates and Associates (collectively, an "ACQUIRING PERSON"), shall become the Beneficial Owner of twenty percent
(20%) or more of the then outstanding shares of Common Stock or the Combined Voting Power of the Company (except pursuant to an offer for all outstanding shares of Common Stock at a price and upon such terms and conditions as a majority of the Continuing Directors determine to be in the best interests of the Company and its shareholders (other than an Acquiring Person on whose behalf the offer is being made)), (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director who is a representative or nominee of an Acquiring Person) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (collectively, the "CONTINUING DIRECTORS"), cease for any reason to constitute a majority of the Board, (C) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the Surviving Entity or any parent of such Surviving Entity) at least 80% of the Combined Voting Power of the Company, such Surviving Entity or any parent of such Surviving Entity outstanding immediately after such merger or consolidation, or (D) the shareholders of the Company approve a plan of reorganization (other than a reorganization under the United States Bankruptcy Code) or complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; PROVIDED, HOWEVER, that a change in control shall not be deemed to have occurred in the event of (x) a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct all or substantially all of the business or businesses formerly conducted by the Company or (y) any transaction undertaken for the purpose of incorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

10.  UNFUNDED STATUS OF THE PLAN.

          The Plan is intended to constitute an unfunded plan for incentive compensation. With respect to any payments not yet made to an Optionee by the Company, nothing contained herein shall give any such Optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

11.  GENERAL PROVISIONS.

          (a) REPRESENTATIONS BY OPTIONEES. The Board may require each Optionee to represent to and agree with the Company in writing that the Optionee is acquiring the shares of Common Stock without a view to distribution or other disposition thereof. The certificates for such shares may include any legend that the Company deems appropriate to reflect any restrictions on transfer.

          (b) NO RESTRICTIONS ON ADOPTION OF OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements (subject to stockholder approval, if such approval is required) and such arrangements may be either generally applicable or applicable only in specific cases.

          (c) NO RIGHT TO RE-ELECTION. The adoption of the Plan shall not interfere in any way with the right of the Company to terminate its relationship with any of its directors at any time.

          (d) TAX WITHHOLDING. No later than the date as of which an amount first becomes includable in the gross income of the Optionee for applicable income tax purposes with respect to any award under the Plan, the Optionee shall pay to the Company or make arrangements satisfactory to the Board regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, in accordance with rules and procedures established by the Board, the minimum required withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligation of the Company under the Plan shall be conditional upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

          (e) ISSUE AND TRANSFER TAXES. The Board may agree to require the Company to pay issuance or transfer taxes on shares issued pursuant to the exercise of an Option under the Plan.

          (f) APPLICABLE LAW. The Plan shall be governed by and subject to the laws of the State of Delaware and to all applicable laws and to the approvals by any governmental or regulatory agency as may be required.

          (g) SEVERABILITY. If any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

          (h)    COMPLIANCE WITH RULE 16B-3.   The Plan is intended to comply
with Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Board shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. To the extent any provision of the Plan or Award Agreement or any action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan or an Award Agreement does not include a provision required by Rule 16(b)(3) to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement.

          (i) EXPENSES. All expenses and costs in connection with the administration of the Plan or the issuance of Options hereunder shall be borne by the Company.

          (j) HEADINGS. The headings of sections herein are included for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

          (k) EFFECTIVE DATE. The Plan shall be effective upon adoption of the Plan by the Board, subject to shareholder approval (the "EFFECTIVE DATE").